AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007

FILE NOS. 333-120358

811-21669

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 2	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 4	☒

COHEN & STEERS VIF REALTY FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

280 PARK AVENUE, NEW YORK, NY 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

COPY TO:

JOHN E. MCLEAN	STUART H. COLEMAN, ESQ.
COHEN & STEERS VIF REALTY FUND, INC.	STROOCK & STROOCK & LAVAN LLP
280 PARK AVENUE	180 MAIDEN LANE
NEW YORK, NY 10017	NEW YORK, NY 10038
(NAME AND ADDRESS OF AGENT OF SERVICE OF PROCESS)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

☐	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

☒	ON MAY 1, 2007 PURSUANT TO PARAGRAPH (B)

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

☐	ON [DATE] PURSUANT TO PARAGRAPH (A)(1)

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

☐	ON [DATE] PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROSPECTUS

Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

Telephone: (212) 832-3232

Transfer Agent

Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

Telephone: (800) 437-9912

SHARES OF THE FUND ARE OFFERED TO INSURANCE COMPANY SEPARATE ACCOUNTS WHICH FUND CERTAIN VARIABLE ANNUITY CONTRACTS. THIS PROSPECTUS SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACTS. AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.

MAY 1, 2007

COHEN & STEERS VIF REALTY FUND, INC.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of Cohen & Steers VIF Realty Fund, Inc. (the Fund) is total return through investment in real estate securities. In pursuing total return the Fund equally emphasizes both capital appreciation and current income. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so.

Normally, the Fund invests at least 80% of its total assets in common stocks and other equity securities issued by real estate companies, such as real estate investment trusts (REITs). A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The Fund’s investment portfolio includes shares of equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the Code).

The Fund may invest up to 20% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities.

WHO SHOULD INVEST

Individuals may not purchase shares directly from, or place sell orders directly with, the Fund. Fund shares are offered only to separate accounts established by insurance companies (participating insurance companies) to Fund variable annuity contracts (VA contracts). The VA contracts are described in the separate prospectuses issued by the participating insurance company separate accounts, over which the Fund assumes no responsibility. See How to Purchase and Sell Fund Shares. Conflicts may arise among the interests of VA contract holders. The board of directors of the Fund will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The participating insurance companies and their separate accounts are the shareholders of the Fund. From time to time, a shareholder may own a substantial number of Fund shares. The sale of a large number of shares could be harmful to the Fund if the Fund were forced to sell significant amounts of portfolio holdings promptly to meet a redemption request.

The Fund may be suitable for you if you are seeking:

•	Some exposure to real estate to add to your portfolio mix

•	A fund that may perform differently than a general stock or bond fund to add to your portfolio

•	Liquidity in a real estate-related investment

•	High current income

•	The potential for long-term capital appreciation.

You should not invest in the Fund through a VA contract unless your investment horizon is at least six months.

PRINCIPAL RISKS

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested.

Stock Market Risk. An investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Fund shares at any point in time may be worth less than the amount invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Markets and REIT Risk. Additionally since the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

Smaller Companies. Even the larger real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Real estate company shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company’s stock price than is the case for a larger company.

Non-Diversification. As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Restricted and Illiquid Securities Risk. The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Foreign (Non-U.S.) Securities Risks. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HISTORICAL FUND PERFORMANCE

You should review the following information regarding the past performance of the Fund. It shows how the Fund’s investment return can change from year to year and how the Fund’s returns can vary from the performance of selected broad market indexes over various time

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periods. This information is intended to give you some indication of the risk associated with an investment in the Fund. Past performance is not, however, an indication as to how the Fund may perform in the future.

This chart shows the annual total return for the Fund for the one full calendar year since the Fund commenced operations, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Highest quarterly return during this period:    14.81% (quarter ended March 31, 2006)

Lowest quarterly return during this period:    –1.04% (quarter ended June 30, 2006)

This table shows the average annual total returns of the Fund’s shares for the past year, and the period since the Fund commenced operations, and compares these returns with the performance of two indexes. Index performance does not reflect deduction for fees, expenses or taxes.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Since Inception**
Cohen & Steers VIF Realty Fund, Inc.	35.88%	30.33%
NAREIT Equity REIT Index*	35.06%	27.45%
S&P 500® Index*	15.80%	10.51%

*	The NAREIT Equity REIT Index is an unmanaged market capitalization weighted index of all publicly traded REITs that invest predominantly in equity ownership of real estate. The Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

**	The inception date was March 4, 2005.

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FEES AND EXPENSES OF THE FUND

Investors in the Fund through a VA contract will pay certain fees and expenses in connection with the Fund, which are described in the table below. These figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts. For those fees, you should review the prospectus for your VA contract.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.74%

Total Annual Fund Operating Expenses	2.84%
Fee Waiver/Expense Reimbursement	(1.34)%

Net Annual Fund Operating Expenses(1)	1.50%

(1)	Through December 31, 2007, the Fund’s advisor, Cohen & Steers Capital Management, Inc. (the Advisor), has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s operating expenses at 1.50% of the Fund’s net assets.

EXAMPLE*

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the Advisor did not reimburse expenses after the first year (in the first year expenses are based on the net amount pursuant to the contractual agreement). The example does not take into account the fees and expenses charged by the participating insurance companies under the VA contracts through which shares of the Fund are sold. If taken into account, the expenses shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$753	$1,380	$3,070

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

OBJECTIVE

The investment objective of the Fund is total return through investment in real estate securities. The Fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. The Fund, of course, will concentrate its investments in the real estate industry.

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PRINCIPAL INVESTMENT STRATEGIES

In managing the Fund’s portfolio, the Advisor adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value (NAV), which the Advisor believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s statement of additional information (SAI).

Real Estate Companies

For purposes of the Fund’s investment strategies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate

or

•	has at least 50% of its assets in such real estate

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stock and other equity securities issued by real estate companies. These equity securities can consist of:

•	common stocks (including REIT shares)

•	rights or warrants to purchase common stocks

•	securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value

•	preferred stocks

Real Estate Investment Trusts (REITs)

The Fund may invest without limit in shares of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

Types of REITs

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Insurance Regulation

The Fund provides an investment vehicle for VA contracts offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these

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regulations are applied to the Fund, the Fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the Fund’s intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which VA contracts of separate accounts of participating insurance companies are offered.

The Fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

Foreign (Non U.S.) Securities

The Fund may invest up to 20% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

ADDITIONAL INVESTMENT INFORMATION

In addition to the principal investment strategies described above, the Fund has other investment practices described here and in the statement of additional information (SAI).

Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value.

Defensive Position

When the Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term high-grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the

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opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund’s annual and semiannual reports, which are sent to shareholders and filed with the Securities and Exchange Commission (the SEC), contain information about the Fund’s portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. The Fund also posts top 10 holdings quarterly on the http://cohenandsteers.com in the “Our Funds” section, within 30 days after the end of each quarter. The holdings information remains available until the next quarter’s holdings are posted on the website.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because prices of equity securities fluctuate from day to day, the value of the Fund’s portfolio and the price per share will vary based upon general market conditions and the value of the securities held in the Fund’s portfolio.

General Risks of Securities Linked to the Real Estate Market

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (1940 Act). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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In addition, even the larger real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

Risks of Investment in Foreign (Non-U.S.) Securities

The Fund may be subject to additional investment risks for foreign securities that are different in some respects from those incurred by investments in securities of domestic issuers. Such risks include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might adversely affect the payments on such securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S. and foreign securities markets may have substantially less volume than U.S. securities markets, making many foreign issuers less liquid and more volatile than securities of comparable domestic issuers.

MANAGEMENT OF THE FUND

THE ADVISOR

Cohen & Steers Capital Management, Inc., (Advisor), located at 280 Park Avenue, New York, New York 10017, has been retained as the Fund’s investment advisor. The Advisor, a registered investment advisor, was formed in 1986 and its current clients include pension plans and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of March 31, 2007, the Advisor managed approximately $33.6 billion in assets. The Advisor is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

Under its investment advisory agreement with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the board of directors of the Fund. The Advisor performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor also selects brokers and dealers to execute the Fund’s portfolio transactions.

For its services under the investment advisory agreement, the Fund pays the Advisor a monthly

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investment advisory fee at the annual rate of 0.85% of the average daily net asset value of the Fund for the first $1.5 billion and 0.75% of the average daily net asset value in excess of $1.5 billion. For the fiscal year ended December 31, 2006, the Advisor waived its entire investment advisory fee.

In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to, administrative, transfer agency, custodial, legal and accounting fees.

A discussion regarding the board of directors’ basis for approving the investment advisory agreement is available in the Fund’s semi-annual report for the period ended June 30, 2006.

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•

Martin Cohen—Mr. Cohen has been a portfolio manager of the Fund since inception. He is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor).

•

Robert H. Steers—Mr. Steers has been a portfolio manager of the Fund since inception. He is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and, CNS, and vice president of the Distributor.

•

Joseph M. Harvey—Mr. Harvey has been a portfolio manager of the Fund since inception. He is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS.

•

James S. Corl—Mr. Corl has been a portfolio manager of the Fund since inception. He is a vice president of the Fund. Mr. Corl joined the Advisor in 1997 and currently serves as executive vice president of the Advisor and CNS.

The Advisor utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team and they act in a supervisory capacity. Mr. Corl directs and supervises the execution of the Fund’s investment strategy, and leads and guides the other members of the Advisor’s investment team.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

HOW TO PURCHASE AND SELL FUND SHARES

PURCHASING FUND SHARES

Individuals may not place purchase orders directly with the Fund. Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling Fund shares. In addition, such participating insurance companies may receive payments from the Advisor in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the participating insurance companies to offer the Fund instead of other mutual funds where such payments are not received.

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Pricing Fund Shares

We calculate our NAV per share as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day by the close of trading on the NYSE are priced at the net asset value calculated on that day, provided that the orders are received by the Fund, or the Fund’s Transfer Agent, in proper form by 9:00 a.m. eastern time on the following business day. Orders received in proper form after the close of trading on the NYSE by the participating insurance company will receive the next business day’s NAV. Orders received in proper form after 9:00 a.m. eastern time by the Fund’s Transfer Agent for orders placed the previous day will receive that current day’s NAV. The participating insurance company is responsible for properly transmitting purchase and sale orders. We determine NAV per share by adding the market value of all securities and other assets in the Fund’s portfolio, subtracting liabilities, and dividing by the total number of shares then outstanding.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the Fund’s board of directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, developments occur that are expected to materially affect the value of such securities, such values may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the NYSE using a pricing service and/or procedures approved by the Fund’s board of directors.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund reserves the right to reject any purchase order and to withdraw or suspend the offering of shares at any time.

Redemption

Fund shares may be redeemed at any time by the separate accounts of the participating insurance companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the participating insurance company by the close of trading on the NYSE on a given business day in accordance with procedures established by the participating insurance company will be effected at the NAV of the Fund determined on such business day if the requests are received by the Fund or the Transfer Agent in proper form and in accordance with applicable requirements by 9:00 a.m. eastern time on the next business day. Orders received in proper form after the close of trading on the NYSE by the participating insurance company will receive the next business day’s NAV. Orders received in proper form after 9:00 a.m. eastern time by the Fund’s Transfer Agent for orders placed the

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previous day will receive that current day’s NAV. It is each participating insurance company’s responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders should consult their participating insurance company prospectus in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Fund’s then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

The Fund normally pays redemption requests in cash. The Fund reserves the right however to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors with investment horizons of at least six months. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio performance. For example, in order to handle large flows of cash into and out of a fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

Because of potential harm to the Fund and its long-term investors, the board of directors of the Fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the Advisor monitors purchase, exchange and redemption activity in Fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of the Fund’s shares. Therefore, there are no specific restrictions on the volume or number of purchases or redemptions of Fund shares a shareholder may make, although the Fund reserves the right to reject or refuse any purchase request that could adversely affect the Fund or its operations. If, based on these procedures, the Advisor believes that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of Fund shares.

Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.

Due to the complexity and subjectivity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases. Additionally, the Fund is unable to directly monitor the trading activity of VA contract holders investing in the Fund through separate accounts, because the Fund does not know the identity of VA contract holders. Accordingly, the ability of the Fund to monitor and detect excessive trading activity through participating insurance company separate accounts is limited, and there is no guarantee that the Fund will be able to identify VA contract holders who may be engaging in excessive trading activity through the separate accounts or to curtail such trading. The Fund anticipates that beginning October 16, 2007, pursuant to rules recently adopted by the SEC, the Fund will generally have access to

11

information about trading activity of VA contract holders within separate accounts so that the Fund will be able to more effectively monitor trading practices in these accounts.

In certain circumstances the Fund may accept frequent trading restrictions of participating insurance companies that differ from the Fund’s policies. Since such participating insurance companies execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders.

ADDITIONAL INFORMATION

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a distribution plan) which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under this plan, the Fund pays the Distributor a quarterly distribution fee at an annual rate of up to 0.25% of average daily value of the Fund’s net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor is obligated to use the amounts received under the distribution plan for payments to participating insurance companies and the principal underwriters for their variable insurance products.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund intends to declare and pay dividends from its investment income quarterly. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest dividends and distributions in additional shares of the Fund unless the participating insurance company instructs otherwise.

Since the Fund’s shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders. For this information, VA contract holders should consult the prospectus of the separate account of the participating insurance company or their tax advisors.

The Fund has elected to be treated as, and intends to qualify each year as, a regulated investment company under U.S. federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net tax-exempt interest, the Fund will not be required to pay U.S. federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any ordinary income and capital gain net income from previous years that was not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to

12

make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax. If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to shareholders will not be deductible by the Fund in computing its taxable income.

13

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s audited financial statements, are included in the Fund’s current annual report, which is available free of charge upon request.

Per Share Operating Performance:	For the Year ended December 31, 2006	For the Period March 4, 2005[a] through December 31, 2005
Net asset value, beginning of period	$11.75	$10.00

Income from investment operations:
Net investment income	0.07	0.06
Net realized and unrealized gain on investments	4.14	1.88

Total income from investment operations	4.21	1.94

Less dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.06)
Net realized gain on investments	(0.23)	(0.10)
Tax return of capital	(0.07)	(0.03)

Total dividends and distributions to shareholders	(0.37)	(0.19)

Net increase in net assets	3.84	1.75

Net asset value, end of period	$15.59	$11.75

Total investment return[b]	35.88%	19.37%[c]

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.8	$7.0

Ratio of expenses to average daily net assets (before expense reduction)	2.84%	8.05%[d]

Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.50%[d]

Ratio of net investment loss to average daily net assets (before expense reduction)	(0.65)%	(5.33)%[d]

Ratio of net investment income to average daily net assets (net of expense reduction)	0.68%	1.22%[d]

Portfolio turnover rate	20%	0%[c,e]

a	Commencement of operations.

b	Does not reflect any charges that may be imposed on contract owners by the insurance company separate accounts through which they invest.

c	Not annualized.

d	Annualized.

e	Less than 0.5%.

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TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers VIF Realty Fund, Inc., the following documents are available to you without any charge, upon request:

•

Annual/Semi-Annual Reports—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

•

Statement of Additional Information—Additional information about the Fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this prospectus and is legally considered to be part of the prospectus.

To request a free copy of the materials described above, or to make any other inquiries, please contact us:

By telephone	(800) 437-9912
By mail	Cohen & Steers VIF Realty Fund, Inc.
c/o Boston Financial Data Services
P.O. Box 8123
Boston, Massachusetts 02266-8123
By e-mail	marketing@cohenandsteers.com
On the Internet	http://cohenandsteers.com

Reports and other information about the Fund (including the Fund’s SAI) may also be obtained from the SEC:

•

By going to the SEC’s Public Reference Room in Washington, D.C., where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850.

•	By accessing the SEC’s Internet site at http://sec.gov where you can view, download and print the information.

•

By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.

280 PARK AVENUE, NEW YORK, NEW YORK 10017

SEC File No. 811-21669

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the Prospectus for Cohen & Steers VIF Realty Fund, Inc. dated the same date as this SAI, as supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the SAI, Prospectus and Annual and Semi-Annual Reports may be obtained free of charge by writing the address or calling the phone number shown above. Shares of the Fund are sold only to: (i) separate accounts of participating insurance companies to fund the benefits for Variable Annuity Contracts (“VA contracts”). Accordingly, all references to “shareholder” in the Prospectus and this SAI refers to such participating insurance company and not to individual contract holders.

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers VIF Realty Fund, Inc. (the Fund) is a non-diversified, open-end management investment company organized as a Maryland corporation on November 10, 2004.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the information set forth in the Prospectus relating to the Fund’s investments and risks. Except as otherwise provided below, the Fund’s investment objective, strategies and policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to the Fund’s investment policy of investing at least 80% of its total assets in common stocks and other equity securities issued by real estate companies, such as real estate investment trusts (REITs), as described in the Prospectus.

REAL ESTATE INVESTMENT TRUSTS

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.

CASH RESERVES

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a counterparty, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody’s Investors Service (Moody’s), Inc. or Standard & Poor’s Ratings Services (S&P), certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into any repurchase agreement for the Fund, Cohen & Steers Capital Management, Inc., the investment advisor (the Advisor), will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal or income, in selling the collateral.

ILLIQUID SECURITIES

The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act, adopted by the Securities and Exchange Commission (the SEC), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Advisor will monitor the liquidity of restricted securities in the Fund’s portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

SECURITIES LENDING

The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

PREFERRED STOCK, WARRANTS AND RIGHTS

The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

FOREIGN (NON - U.S.) SECURITIES

The Fund may invest up to 20% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities.

The Fund may be subject to additional investment risks for foreign securities that are different in some respects than those incurred by investments in securities of domestic issuers. Such risks include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might adversely affect the payments on such securities. There can be no assurance that such laws will not become applicable to certain of the Fund’s investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer; brokerage commissions, custodial services and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.; foreign securities markets may have substantially less volume than U.S. securities’ markets, making many foreign issuers less liquid and more volatile than securities of comparable domestic issuers; and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income. See Taxation.

FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instrument, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described below under Foreign Currency Contracts and Currency Hedging Transactions.

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit will be designated as segregated at the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of transactions in financial futures contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

OPTIONS ON SECURITIES AND STOCK INDICES

The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY CONTRACTS AND CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (forward contracts) and foreign currency futures contracts (foreign currency futures), as well as purchase put or call options on foreign currencies (collectively, currency instruments), as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. In addition, the Fund will not enter into such forward contracts if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts. To the extent such contracts would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of currency instruments will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts or foreign currency futures or may realize losses. In addition, the use of currency instruments may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS

Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the Advisor’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts may equal or exceed 100% of the Fund’s total assets. The Fund has no current intention of entering into futures transactions other than for traditional hedging purposes.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as commodity pool operator under the Act.

SHORT SALES

The Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would not exceed the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of any issuer. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), the above requirements are not applicable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Fund does not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at http://www.cohenandsteers.com or through some other means of public dissemination. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the SEC within 60 days after the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days of the end of the first and third quarters, as part of Form N-Q. In addition, the Fund publishes its top 10 holdings quarterly on the Cohen & Steers website, within 30 days after the end of each quarter. Once the full holdings and top 10 holdings have been published, employees of the Advisor may freely distribute them to third parties. This information remains available until the next quarter’s holdings are posted on the website.

The following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. The Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g. rating and ranking organizations, financial printers, pricing information vendors, and other research firms for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including a duty not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by an officer of the Fund. Under these circumstances, the Fund’s portfolio holdings may be disclosed to the following third parties: Automatic Data Processing, Inc., Charles River Systems, Inc., RR Donnelley Financial, Merrill Corporation, Lipper, Princeton Financial Systems, Inc., Moody’s and S&P.

2. The Fund’s portfolio holdings may also be disclosed between and among the Fund’s Advisor, Distributor, administrator, sub-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. The Fund’s Advisor, administrator, sub-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the Fund’s portfolio holdings.

4. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit or (3) as required by court order.

Neither the Fund, the Advisor nor any other party receives any compensation in connection with the disclosure of the Fund’s portfolio holdings.

The Board of Directors of the Fund exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) having the chief compliance officer of the Fund oversee the implementation and enforcement of the portfolio holdings disclosure policies and procedures, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters that may arise in connection with any material portfolio holdings disclosure, and (3) considering whether to approve or ratify any amendment to the portfolio holdings disclosure policies.

The Board of Directors believes that the limited disclosure of the Fund’s portfolio holdings as described above for legitimate business purposes is in the best interest of Fund shareholders.

INVESTMENT RESTRICTIONS

The investment objective and the general investment strategies of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

2. Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of senior securities for purposes of this restriction;

3. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

4. Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

5. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

6. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

7. Purchase restricted or “illiquid” securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and determined to be liquid);

8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

9. Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund. The Fund must maintain collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply;

10. Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

11. Invest in oil, gas or other mineral exploration programs, development programs or leases,

except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

13. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

The investment restrictions numbered 1 through 6 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 7 through 13 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, administrator, sub-administrator, custodian and Transfer Agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Advisor and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each Director and officer of the Fund is also a director or officer of all of the other 20 funds in the Cohen & Steers Fund Complex.

Name, Address* and Age	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors****
Robert H. Steers Age: 54	Director, Co-Chairman of the Board	Until Next Election of Directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and prior to that, Chairman of the Advisor. President of Cohen & Steers Securities, LLC, the Fund’s distributor.	21	Since 1991

Martin Cohen*** Age: 58	Director, Co-Chairman	Until Next Election of Directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and prior to that, President of the Advisor. Vice President of Cohen & Steers Securities, LLC.	21	Since 1991
Disinterested Directors
Bonnie Cohen*** Age: 64	Director	Until Next Election of Directors	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	21	Since 2001

(table continued from previous page)

Name, Address* and Age	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
George Grossman Age: 53	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Richard E. Kroon Age: 64	Director	Until Next Election of Directors	Member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of the Sprout Group Venture Capital Fund, a division of Donald, Lufkin & Jenrette Securities Corporation, and former Chairman of the National Venture Capital Association.	21	Since 2004

Richard J. Norman Age: 63	Director	Until Next Election of Directors	Private Investor. Executive Board of Directors of Maryland Public Television, Board Member of The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	Since 2001

Frank K. Ross Age: 63	Director	Until Next Election of Directors	Professor of Accounting, Howard University; board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	Since 2004

Willard H. Smith, Jr. Age: 70	Director	Until Next Election of Directors	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	Since 1996

C. Edward Ward, Jr. Age: 60	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	Since 2004

*	The address for all Directors is 280 Park Avenue, New York, New York 10017
**	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund complex.
***	Martin Cohen and Bonnie Cohen are unrelated.
****	“Interested person,” as defined in the 1940 Act, of the Fund because of affiliation with the Advisor (“Interested Directors”).

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their ages, and their principal occupations for at least the past five years are set forth below.

Name, Address* and Age†	Position(s) Held with Fund	Principal Occupation During Past Five Years
Joseph M. Harvey Age: 43	Vice President since inception	President of the Advisor since 2003 and, prior to that, Senior Vice President and Director of Investment Research of the Advisor.

Adam M. Derechin Age: 42	President and Chief Executive Officer since inception	Chief Operating Officer of the Advisor since 2003 and prior to that, Senior Vice President of the Advisor.

(table continued from previous page)

Name, Address* and Age†	Position(s) Held with Fund	Principal Occupation During Past Five Years
James S. Corl Age: 40	Vice President since inception	Executive Vice President and Chief Investment Officer for Real Estate Securities Investments since 2004, and prior to that, Senior Vice President of the Advisor.

John E. McLean Age: 36	Secretary since 2006	Vice President and Associate General Counsel of Cohen & Steers Capital Management since September 2003. Prior to that, Vice President, Law & Regulation, J. & W. Seligman & Co. Incorporated (money manager).

James Giallanza Age: 40	Treasurer since 2006	Senior Vice President of the Advisor since 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Salvatore Rappa Age: 36	Assistant Secretary since 2006	Senior Vice President of the Advisor since 2006 and prior to that, Vice President of the Advisor since 2004. Prior to that, Vice President at BlackRock, Inc. from 2000 to 2004.

Lisa Phelan Age: 38	Chief Compliance Officer since 2006	Vice President of the Advisor since 2006. Prior to joining the Advisor in 2004, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, First Vice President, Risk Management, for Prudential Securities.

*	The address of each officer is 280 Park Avenue, New York, New York 10017.

†	Officers serve until their resignation, removal or retirement.

All of the officers of the Fund are officers or employees of the Advisor and its affiliates, as provided under their principal business occupations.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is also set forth below.

	Dollar Range of Equity Securities in the Fund as of December 31, 2006	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of December 31, 2006
Bonnie Cohen	none	over $100,000
Martin Cohen	none	over $100,000
George Grossman	none	over $100,000
Richard E. Kroon	none	$50,001-$100,000
Richard J. Norman	none	over $100,000
Frank K. Ross	none	over $100,000
Willard H. Smith, Jr	none	over $100,000
Robert H. Steers	none	over $100,000
C. Edward Ward, Jr	none	$50,001-$100,000

Conflicts of Interest. No Director who is not an “interested person” of the Fund as defined in the 1940 Act (Independent Directors), and none of their immediate family members, own any securities issued by the Advisor, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Advisor.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. The Fund’s Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed solely of Independent Directors. The members of the

Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit, Nominating, Contract Review and Governance Committee met four, zero, one and one times, respectively, during the fiscal year ended December 31, 2006.

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for any future meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation of the Directors by the Fund for the fiscal year ended December 31, 2006 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2006. Officers of the Fund and Interested Directors do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex. Each Independent Director is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In addition, the Cohen & Steers Fund Complex pays, the chair of the Governance Committee and Contract Review Committee each an annual fee of $10,000, the Audit Committee chair an annual fee of $15,000 and the lead Independent Director an annual fee of $50,000. In the column headed “Total Compensation From Fund and Cohen & Steers Fund Complex Paid to Directors,” the compensation paid to each Director represents the other nineteen funds that each Director served in the Fund complex during the year ended December 31, 2006. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2006

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation From Fund and Cohen & Steers Fund Complex Paid to Directors
Bonnie Cohen, Director	$6,779	$123,625
Martin Cohen,[1] Director and Co-Chairman	$0	$0
George Grossman, Director	$6,904	$126,125
Richard E. Kroon,[2] Director	$7,125	$131,125
Richard J. Norman, Director	$6,904	$126,125
Frank K. Ross, Director	$7,179	$131,125
Willard H. Smith, Jr., Director	$6,500	$118,625
Robert H. Steers,[1] Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$6,500	$118,625

(1)	Interested Director.
(2)	Lead Independent Director.

PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS

As of April 15, 2007, the following principal holders owned 5% or more of the Common shares of the then outstanding shares of capital stock of the Fund as follows:

Name and Address	Percentage of Total Shares Held
Merrill Lynch Attn: Michael Ceglio 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	86.65%

Horace Mann Life Insurance Company	13.35%
Separate Account 1 Horace Mann Plaza Springfield, IL 62715-0001

MANAGEMENT OWNERSHIP

As of April 15, 2007, Directors and officers of the Fund did not own any of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

Cohen & Steers Capital Management, Inc., located at 280 Park Avenue, New York, New York 10017 is the investment Advisor to the Fund. The Advisor is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose shares are listed for trading on the New York Stock Exchange under the symbol “CNS.”

The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. Mr. Cohen and Mr. Steers are deemed “controlling persons” of the Advisor on the basis of their ownership of stock in CNS.

Pursuant to the Investment Advisory Agreement, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee in an amount equal to 0.85% of the average daily value of the net assets of the Fund for the first $1.5 billion and 0.75% of the average daily value of the net assets in excess of $1.5 billion. For the fiscal periods ended December 31, 2006 and December 31, 2005, the Fund incurred investment advisory fees in the amount of $102,333 and $19,225, respectively, all of which was waived by the Advisor.

The Advisor also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Advisor or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. The Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

PORTFOLIO MANAGERS

Accounts Managed. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of Accounts	Total Assets
Registered Investment Companies	17	$18,915,350,000
Other Pooled Investment Vehicles	13	$2,800,044,000
Other Accounts	42	$4,543,650,000

Robert H. Steers

	Number of Accounts	Total Assets
Registered Investment Companies	17	$18,915,350,000
Other Pooled Investment Vehicles	13	$2,800,044,000
Other Accounts	42	$4,543,650,000

Joseph M. Harvey

	Number of Accounts	Total Assets of Accounts
Registered Investment Companies	17	$18,915,350,000
Other Pooled Investment Vehicles	13	$2,800,044,000
Other Accounts	42	$4,543,650,000

James S. Corl

	Number of Accounts	Total Assets of Accounts
Registered Investment Companies	17	$18,915,350,000
Other Pooled Investment Vehicles	13	$2,800,044,000
Other Accounts	42	$4,543,650,000

Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio managers as of December 31, 2006:

Dollar Range of Securities Owned
Martin Cohen	None
Robert H. Steers	None
Joseph M. Harvey	None
James S. Corl	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Applicant, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one-and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. The Advisor seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Advisor participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Advisor’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

ADMINISTRATOR AND SUB-ADMINISTRATOR

The Advisor has also entered into an administration agreement with the Fund (the Administration Agreement) under which the Advisor performs certain administrative functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying the compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including the Prospectus and SAI, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to the Fund’s shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. For its services under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of 0.02% of the Fund’s average daily net assets.

In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Advisor has caused the Fund to retain State Street Bank and Trust Company (State Street) as sub-administrator under a fund accounting and administration agreement (the Sub-Administration Agreement). Under the Sub-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries. Under the Administration Agreement, the Advisor remains responsible for monitoring and overseeing the performance by State Street of its obligations to the Fund under its Sub-Administration Agreement with the Fund, subject to the overall authority of the Fund’s Board of Directors.

Under the terms of the Sub-Administration Agreement, the Fund pays State Street a monthly administration fee, computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion, and 0.01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by each of the Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street also serves as the Fund’s custodian and Transfer Agent. See “Custodian and Transfer and Dividend Disbursing Agent,” below.

For the fiscal year ended December 31, 2006 and the fiscal period ended December 31, 2005, the Fund incurred $2,408 and $452, respectively, in administration fees, all of which were waived by the Advisor.

DISTRIBUTOR

Cohen & Steers Securities, LLC (the Distributor), serves as the Distributor of shares of the Fund. The Distributor receives compensation as described below under “Distribution Plan.” The Distributor is not obligated to sell any specific amount of shares and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of the Fund. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Fund and the Distributor are affiliated persons of both entities.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of the Fund’s investments and as the Fund’s transfer and dividend disbursing agent. State Street has retained its wholly-owned subsidiary, Boston Financial Data Services, Inc. (the Transfer Agent), to provide transfer and dividend disbursing agency services to the Fund. Neither State Street nor Boston Financial has any part in deciding the joint Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

CODE OF ETHICS

The Fund, the Advisor and the Distributor have adopted a joint code of ethics pursuant to Rule 17j-1 of the 1940 Act and, with respect to the Advisor, 204A-1 of the Investment Advisers Act of 1940, as amended, that is designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The code of ethics, among other things, prohibits personnel of the Advisor and Distributor from investing in REITs and real estate securities, preferred securities and initial public offerings; requires pre-approval for transactions in private placements and most other securities transactions (including transactions in Cohen & Steers closed-end funds); and requires pre-approval for sales of shares of Cohen & Steers open-end funds. The Fund’s Independent Directors are prohibited from purchasing or selling any security if they know or reasonably should know at the time of the transaction that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING

The Fund’s Board of Directors has delegated to the Advisor the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund’s portfolio companies shall be voted in accordance with the Advisor’s Statement of Policies and Procedures Regarding the Voting of Securities (the Proxy Voting Policies and Procedures). The following is a summary of the Proxy Voting Policies and Procedures.

Voting rights are an important component of corporate governance. The Advisor has three overall objectives in exercising voting rights:

A. Responsibility. The Advisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, the Advisor shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, the Advisor shall conduct itself in the same manner as if it were the constructive owner of the securities.

5. To the extent reasonably possible, the Advisor shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. The Advisor, and its officers and employees shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines that the Advisor shall follow in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Advisor’s decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Advisor must be guided by its reasonable judgment to vote in a manner that the Advisor deems to be in the best interests of the Fund and its shareholders.

Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Advisor always favors compensation plans that align the interests of management and shareholders. The Advisor generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be repriced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. The Advisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (evergreen) feature.

Measures to Increase Executive Long-Term Stock Ownership. The Advisor supports measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options. In this respect, the Advisor supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Advisor also supports employee stock purchase plans, although the Advisor generally believes the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

Change of Control Issues

While the Advisor recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Advisor’s guidelines on change of control issues:

Shareholder Rights Plans. The Advisor acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor generally votes against any directors who to its knowledge, without shareholder approval, have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. The Advisor opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor generally withholds votes at the next shareholder meeting for directors who to its knowledge approved golden parachutes.

Approval of Mergers. The Advisor votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor supports proposals that seek to lower super-majority voting requirements.

Routine Issues

Director Nominees in a Non-Contested Election. The Advisor generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition. The Advisor supports the election of a board that consists of at least a majority of independent directors. The Advisor generally withholds support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. The Advisor also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Advisor generally votes against classified boards. The Advisor votes in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action. The Advisor votes to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor therefore generally supports proposals to adopt cumulative voting.

Ratification of Auditors. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Advisor’s general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

Stock Related Items

Increase Additional Common Stock. The Advisor’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor.

Preemptive Rights. Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor votes against adoption of a dual or multiple class capitalization structure.

Social Issues

The Advisor believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor generally votes against these types of proposals, which are generally initiated by shareholders, unless the Advisor believes the proposal has significant economic implications.

Other Situations

No set of guidelines can anticipate all situations that may arise. The Advisor’s portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

Proxy Voting Procedures

The Advisor maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Advisor votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of the Advisor shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research’s designee (the “Designee”) shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Advisor’s General Counsel shall have overall responsibility for ensuring that the Advisor complies with all proxy voting requirements and procedures.

Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Advisor:

•	Name of the company

•	Ticker symbol

•	CUSIP number

•	Shareholder meeting date

•	Brief identification of each matter voted upon

•	Whether the matter was proposed by management or a shareholder

•	Whether the Advisor voted on the matter

•	If the Advisor voted, then how the Investment Manager voted

•	Whether the Advisor voted with or against management

The Advisor’s General Counsel shall be responsible for maintaining and updating the Proxy Voting Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Advisor and were deemed material to making a voting decision or that memorialized the basis for the decision.

The Advisor shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

Conflicts of Interest

There may be situations in which the Advisor may face a conflict between its interests and those of its clients or Fund shareholders. Potential conflicts are most likely to fall into three general categories:

Business Relationships. This type of conflict would occur if the Advisor or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Advisor or its affiliate with the company or proponent. In the context of the Advisor, this could occur if an affiliate of the Advisor has a material business relationship with a company that the Advisor has invested in on behalf of the Fund, and the Advisor is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate’s relationship.

Personal Relationships. The Advisor or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

Familial Relationships. The Advisor or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to determine whether a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

Financial Based Materiality. The Advisor presumes a conflict to be nonmaterial unless it involves at least $500,000.

Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Advisor’s Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, the Advisor shall vote in accordance with the advice of a proxy voting service.

The Advisor’s General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

Identifying Conflicts. The Advisor is responsible for monitoring the relationships of the Advisor’s affiliates for purposes of the Advisor’s Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Advisor’s Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Advisor, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel (or his designee) shall receive on at least an annual basis from each member of the Advisor’s Investment

Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

Communication with Investment Committee; Voting of Proxy. If the General Counsel determines that the relationship between the Advisor’s affiliate and a company is financially material, he shall communicate that information to the members of the Advisor’s Investment Committee and instruct them, and the Designee, that the Advisor will vote its proxy based on the advice of a consulting firm engaged by the Advisor. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Advisor again will vote its proxy based on the advice of a consulting firm engaged by the Advisor. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Advisor from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which the Advisor will vote its proxy based on the advice of a consulting firm, the General Counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. In accordance with procedures approved by the Board, and subject to their supervision, the Fund may purchase securities in offerings for which an affiliate of the Advisor receives a fee for serving as placement agent to the issuer. The Advisor will only cause the Fund to engage in these transactions if the Advisor deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which the Advisor’s affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.

In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

In addition, the Advisor may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Research services include pricing and market data services. The Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor determines in good faith that the commission was reasonable in relation to the value of the research service provided. Research and investment information is provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor’s expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

For the fiscal year ended December 31, 2006 and the fiscal period ended December 31, 2005, the Fund paid a total of $13,551 and $7,385, respectively, in brokerage commissions. Of such amount, $12,193 and $4,576, respectively, was placed with brokers or dealers who provide research and investment information. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2006 was 20%.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The Fund was incorporated on November 10, 2004 as a Maryland corporation and is authorized to issue 200,000,000 shares of Common Stock, $.001 par value per share. The Fund’s shares have no preemptive or conversion rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan and related agreements (the Distribution Plan) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s board of directors. Under the Distribution Plan, the Fund will pay to the Distributor, as compensation for acting as principal underwriter of the Fund’s shares and as reimbursement of the distribution expenses incurred therewith, including distributing Fund shares, advertising and marketing related to Fund shares and servicing and maintaining accounts, a fee at annual rates not to exceed 0.25% of the average net assets of the Fund. The Distributor may use the amounts received under the Distribution Plan among other things to make payments to participating insurance companies and their principal underwriters for their variable insurance products. In addition to the amounts required by the Distribution Plan, the Advisor and/or the Distributor may, in its discretion, pay additional amounts from its own resources. The Board of Directors has determined that there is a reasonable likelihood the Distribution Plan will benefit the Fund and its shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow the Fund to maintain a consistent cash flow.

For the fiscal year ended December 31, 2006 and for the period from March 4, 2005 (commencement of operations) to December 31, 2005, the Fund paid distribution services fees for expenditures under the Distribution Plan in the aggregate amount of $30,098 and $5,643, respectively. All of the amounts paid were spent for compensation to financial intermediaries.

Under the Distribution Plan, the Fund’s Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Distribution Plan the selection and nomination of the Disinterested Directors are at the discretion of the Disinterested Directors currently in office.

The Distribution Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.

DETERMINATION OF NET ASSET VALUE

Net asset value per share is determined by the Fund on each day the New York Stock Exchange (the NYSE) is open for trading.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if there is no asked price, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the Board of Directors. Circumstances in which market prices may be unavailable, include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, developments occur that are expected to materially affect the value of such securities, such values may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the NYSE using a pricing service and/or procedures approved by the Fund’s Board of Directors.

For purposes of determining the Fund’s net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

HOW TO BUY FUND SHARES

Individuals may not Place Purchase Orders Directly with the Fund. Fund shares currently are offered only to separate accounts of participating insurance companies. VA contract holders should consult the prospectus of the separate account of the participating insurance company for more information about investing in the Fund.

Separate accounts of the participating insurance companies place orders based on, among other things, the amount of premium payments to be invested pursuant to the contracts. The Fund does not issue share certificates.

Purchase orders from separate accounts based on premiums and transaction requests received by the participating insurance company by the close of trading on the NYSE, generally 4 p.m. eastern time, on a given business day in accordance with procedures established by the participating insurance company will be effected at the net asset value of the Fund determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each participating insurance company’s responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders should refer to the prospectus for their VA contracts in this regard.

OTHER INFORMATION

The Advisor and/or the Distributor may from time to time pay additional cash or other incentives to participating insurance companies and the principal underwriters of their variable insurance products in connection with their offering of Fund shares, or for marketing, distribution or other services. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues, to provide additional compensation to registered representatives of the principal underwriters of variable insurance products offering the Fund as an investment option. On some occasions, such cash or other incentives may be offered only to certain participating insurance companies and the principal underwriters of their variable insurance products who have sold or may sell significant amounts of shares. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, to the extent consistent with the rules of the National Association of Securities Dealers, as then in effect. Such firms may elect to receive cash incentives of equivalent amount in lieu of such payments.

The receipt of such incentives or payments could create an incentive to offer the Fund instead of other mutual funds where such payments are not received. VA contract holders should consult their participating insurance company in this regard.

TAXATION

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to the Fund’s activities. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the Code), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

Since the Fund’s shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the Federal personal income tax consequences to VA contract holders. For this information, VA contract holders should consult the prospectus of the separate account of the participating insurance company or their tax Advisors.

TAXATION OF THE FUND

The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company under the Code.

To qualify for the favorable U.S. Federal income tax treatment generally accorded to a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

If the Fund satisfies certain conditions, a separate account owning shares of the Fund will be treated as owning the account’s proportionate share of each of the assets of the Fund. The Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Section 817(h) of the Code requires the investments of a separate account of an insurance company be “adequately diversified” as provided therein or in accordance the regulations thereunder in order for the account to serve as the basis for VA contracts. These requirements place certain limitations on the proportion of the Fund’s assets that may be represented by any single investment (which includes all securities of the same issuer). Specifically, the regulations provide that, generally, after a one-year start-up period or except as permitted by the “safe-harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. Section 817(h)

provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements generally applicable to regulated investment companies are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash, cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to U.S. Federal income tax at regular corporate rates without any deduction for distributions to shareholders, and VA contract holders could lose the benefit of tax deferral on distributions made to the separate accounts of participating insurance companies. Similarly, if the Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, VA contract holders could be subject to current tax on distributions made to the separate accounts of participating insurance companies.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the original issue discount) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

MARKET DISCOUNT BONDS

Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

OPTIONS AND HEDGING TRANSACTIONS

The taxation of equity options and over-the-counter options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which the Fund may invest are “Section 1256 contracts” governed by Section 1256 of the Code. Gains or losses on Section 1256 contracts generally are considered 60%

long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (IRS). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

FOREIGN CURRENCY TRANSACTIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to Federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. The Advisor does not intend to invest a substantial portion of the Fund’s assets in U.S. REITs which generate excess inclusion income.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in a “passive foreign investment company” (a PFIC), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a QEF), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.

Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from disposition of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Certain other “anti-deferral” rules could apply to the extent the Fund owns 10% or more of the voting powers of the voting stock of a “controlled foreign corporation.”

FOREIGN WITHHOLDING TAXES

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038-4982.

PricewaterhouseCoopers LLP have been appointed as independent registered public accountants for the Fund. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2006, including notes thereto, are incorporated by reference in this SAI from the Fund’s Annual Report dated December 31, 2006.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation(1)

(b) By-Laws (1)

(c) The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article SEVENTH) filed as Exhibit (a) to this Registration Statement and the Registrant’s By-Laws (Article II and Article VI) filed as Exhibit (b) to this Registration Statement

(d) Form of Investment Advisory Agreement(2)

(e) Form of Distribution Agreement(2)

(f) Not Applicable

(g) Form of Master Custodian Agreement(2)

(h) (i) Form of Administration Agreement between the Fund and the Cohen & Steers Capital Management, Inc.(2)

(ii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company(2)

(iii) Form of Transfer Agency and Service Agreement(2)

(iv) Form of Participation Agreement(2)

(i) (i) Opinion and Consent of Simpson Thacher & Bartlett LLP(2)

(ii) Opinion and Consent of Venable LLP(2)

(j) Consent of Independent Registered Public Accounting Firm*

(k) Not Applicable

(l) Investment Representation Letter(2)

(m) Distribution Plan(2)

(p) Code of Ethics of the Fund and the Advisor.(3)

(q) Powers of Attorney (2)

(1)	Previously filed with the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on November 10, 2004 and incorporated by reference herein.
(2)	Previously filed with the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on January 6, 2005 and incorporated by reference herein.
(3)	Previously filed with the Pre-Effective Amendment No. 2 dated January 24, 2005 and incorporated by reference herein.
*	Filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 25. INDEMNIFICATION

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (a), and Article VIII, of the Registrant’s By-Laws, filed as Exhibit (b). The liability of the Registrant’s Directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment Advisor (the ‘Advisor’), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement, filed as Exhibit (d) to this Registration Statement. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement, filed as Exhibit (h)(i) to this Registration Statement. The liability of Cohen & Steers Securities, LLC, the Registrant’s Distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Distribution Agreement filed as Exhibit (e) to this Registration Statement.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the Registrant’s shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

This information is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Advisor. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement or in response to Item 27(b) below.

NAME	Position with Advisor	Other Business/Position Held/Dates
Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	*
Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	*
Joseph M. Harvey	President	*
Adam Derechin	Chief Operating Officer	*
Matthew S. Stadler	Executive Vice President and Chief Financial Officer	Neuberger Berman, Chief Financial Officer, 1999-2005 Lehman Brothers, Managing Director, 2004-2005
Frank Poli	Executive Vice President, General Counsel	Allianz Global Investors of America LP, 1998-2007
John J. McCombe	Executive Vice President	*
Douglas R. Bond	Executive Vice President	*
James S. Corl	Executive Vice President	*
William F. Scapell	Senior Vice President, Director of Fixed Income Investments	*
Robert Becker	Senior Vice President	*
Thomas Bohjalian	Senior Vice President	*
William J. Frischling	Senior Vice President	*
James Giallanza	Senior Vice President	*
Bernard Doucette	Senior Vice President — Chief Accounting Officer	Neuberger Berman, Vice President, 2003-2005
James McAdams	Senior Vice President	Lehman Brothers, Vice President, 2004-2005 Neuberger Berman, LLC, Vice President, 2000-2004
Richard E. Helm	Senior Vice President	WM Advisors, Inc., Senior Portfolio Manager, 2001-2005
Norbert Berrios	Senior Vice President	*
Anthony Dotro	Senior Vice President	*
Salvatore Rappa	Senior Vice President and Associate General Counsel	*
John Cheigh	Senior Vice President	Security Capital, Vice President 1998-2005
Derek Cheung	Senior Vice President	HBSC, Head of Property Research, 2000-2005
Frank Zukowski	Senior Vice President	*
Robert Tisler	Vice President	*
Terrance R. Ober	Vice President	*
Hoyt Peters	Vice President	*
John McLean	Vice President and Associate General Counsel	*
Blair Lewis	Vice President	*
Sandra Morgan	Vice President	*
Ben Morton	Vice President	*
Pascal van Garderen	Vice President	*
Elaine Zaharis-Nikas	Vice President	*
Matthew Karcic	Vice President	*
Lisa Phelan	Vice President and Director of Compliance	*
Luis Polit	Vice President	*
Ted Valenti	Vice President	*
Anatoliy Cherevach	Vice President	WM Advisors, Equity Analyst, 1999-2005
Austin Fagan	Vice President	*
Erinn Laridon	Vice President	Charles Schwab, Institutional Sales – Key Account Manager, 1998-2005
Jamelah Leddy	Vice President	McAdams Wright Ragen, Vice President, Research Analyst, 2002-2006
Chris Picconi	Vice President	*
Ron Pucillo	Vice President	U.S. Trust Company, Financial Officer – Regional Coordinator, 2004-2005
Steve Tone	Vice President	*

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Cohen & Steers Securities, LLC is the principal underwriter for the Registrant. The names of each investment company (in addition to the Registrant) for which Cohen & Steers Securities, LLC acts as principal underwriter are:

Cohen & Steers Asia Pacific Realty Shares, Inc., Cohen & Steers Dividend Value Fund, Inc., Cohen & Steers European Realty Fund, Inc., Cohen & Steers Institutional Global Realty Shares, Inc., Cohen & Steers International Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc. and Cohen & Steers Utility Fund, Inc.

(b) The following are directors and officers of Cohen & Steers Securities, LLC. The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Position and Offices with Distributor	Position and Offices with Registrant

Robert H. Steers	President	Co-Chairman and Director

Martin Cohen	Vice President	Co-Chairman and Director

Douglas Bond	Vice President	None

Kevin Crook	Vice President	None

Stephen Dunn	Vice President	None

John McCombe	Vice President	None

Lisa D. Phelan	Vice President and Chief Compliance Officer	Chief Compliance Officer

Salvatore Rappa	Chief Legal Officer	None

John E. McLean	Secretary	Secretary

Matthew Stadler	Chief Financial Officer and Treasurer	None

(c)	Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of April, 2007.

COHEN & STEERS VIF REALTY FUND, INC.

By:	/s/ ADAM DERECHIN
NAME:	ADAM DERECHIN
TITLE:	PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE		TITLE	DATE

By:	/s/ ADAM DERECHIN (ADAM DERECHIN)	President and Chief Executive Officer (Principal Executive Officer)	April 30, 2007

By:	/s/ JAMES GIALLANZA (JAMES GIALLANZA)	Treasurer (Principal Financial and) Accounting Officer)	April 30, 2007

By:	/s/ MARTIN COHEN (MARTIN COHEN)	Co-Chairman and Director	April 30, 2007

By:	/s/ ROBERT H. STEERS (ROBERT H. STEERS)	Co-Chairman and Director	April 30, 2007

By:	* (BONNIE COHEN)	Director	April 30, 2007

By:	* (GEORGE GROSSMAN)	Director	April 30, 2007

By:	* (RICHARD E. KROON)	Director	April 30, 2007

By:	* (RICHARD J. NORMAN)	Director	April 30, 2007

By:	* (FRANK K. ROSS)	Director	April 30, 2007

By:	* (WILLARD H. SMITH JR.)	Director	April 30, 2007

By:	* (C. EDWARD WARD, JR.)	Director	April 30, 2007

By:	/s/ MARTIN COHEN MARTIN COHEN ATTORNEY-IN-FACT*		April 30, 2007

EXHIBIT INDEX

(j)	Consent of Independent Registered Public Accounting Firm.